SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): August 3, 2006
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware		33-0628076
(State or other jurisdiction of	1-11397	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 3, 2006, Valeant Pharmaceuticals International issued a press release announcing results of operations for the second quarter of 2006 and financial condition as of June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.
The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated August 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL

	By:	/s/ Bary G. Bailey

Bary G. Bailey
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release dated August 3, 2006.